                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08765
                 ______________________________________________

                        Managed High Yield Plus Fund Inc.
 ______________________________________________________________________________
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ______________________________________________________________________________
               (Address of principal executive offices) (Zip code)

                              Keith A. Weller, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                  Copy to:
                            Jack W. Murphy, Esq.
                                Dechert LLP
                            1775 I Street, N.W.
                         Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.



[UBS LOGO OMITTED]
GLOBAL ASSET MANAGEMENT







Managed High Yield Plus Fund Inc.
Annual Report
May 31, 2004

Managed High Yield Plus Fund Inc.


July 15, 2004


Dear Shareholder,

We present you with the annual report for        MANAGED HIGH YIELD PLUS
Managed High Yield Plus Fund Inc. for the        FUND INC.
fiscal year ended May 31, 2004.
                                                 INVESTMENT GOALS:
Performance
                                                 Primarily, high income;
Over the fiscal year ended May 31, 2004,         secondarily, capital
Managed High Yield Plus Fund Inc. (the           appreciation.
"Fund") produced a net asset value return of
19.15%, slightly outperforming the 18.55%        PORTFOLIO MANAGER/ADVISOR:
net asset value return of its peers, as
measured by the Lipper High Current Yield        Marianne Rossi
Funds (Leveraged) median. On a market price      UBS Global Asset Management
basis, the Fund's 20.92% return                  (US) Inc.
substantially outperformed the 6.31% return
of its peer group. (For more on the Fund's       COMMENCEMENT:
performance, including market price returns,     June 26, 1998
please refer to "Performance At A Glance"
on page 5.)                                      NYSE SYMBOL: HYF

The Fund used leverage during the period,        DIVIDEND PAYMENTS:
which benefited Fund performance on an           Monthly
absolute basis. As of May 31, 2004, leverage was 28.6% of total assets. Leverage magnifies returns on the upside and on the downside, and may create wider dispersions of returns within the Fund's peer group.


An Interview with Portfolio Manager Marianne Rossi

Q. CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A. During the reporting period, the US economy continued to gain momentum, fueled in part by an increase in exports and robust consumer and business spending. Third quarter 2003 gross domestic product (GDP), at 8.2%, came in significantly higher than the prior quarter's figure, and ranked as the sharpest recorded advance of GDP since 1984. This figure was followed by a fourth quarter 2003 GDP of 4.1%, and a first quarter 2004 GDP of 3.9%. Underscoring the economy's strength, consumer and business spending in the first quarter posted


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

   solid advances, and, after several quarters of disappointing employment data, the labor market generated three consecutive months (March, April and May) of higher-than-expected gains. Nearly one million new jobs were created during this three-month time span, effectively ending fears of a "jobless recovery" in the United States.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE ECONOMIC ENVIRONMENT?

A. With the exception of a June 25, 2003 move to cut short-term interest rates to 1.00%--the lowest level since 1958--the Fed held rates steady over the fiscal year. Given relatively low levels of inflation and the weak job market, the Fed had no reason to veer from its accommodative stance. However, against the backdrop of an improving job market and signs of rising costs in some areas, Fed Chairman Alan Greenspan, in his May 2004 statement, indicated that a rate increase was imminent. This widely anticipated 25-basis point rate increase occurred on June 30, 2004 after period end.

Q. HOW DID HIGH YIELD BONDS PERFORM DURING THE FISCAL YEAR?

A. Overall, the high yield market generated solid results over the reporting period. The vast majority of the market's gains occurred during the first eight months of the fiscal year, as the high yield market rose in seven of those months. In particular, the market was driven by better fundamentals, including lower default rates, a falling distress ratio, improvement in the ratio of downgrades to upgrades, operating improvement for high yield issuers and companies' ability to access capital markets. In addition, investor cash flows into high yield mutual funds were generally very strong during this period. Given that higher quality bond yields remained extremely low, investors were less risk averse as they sought to generate incremental income. During this period, lower-rated, more speculative bonds generated the best results, with the CCC-rated sector outperforming its B- and BB-rated counterparts.

   The high yield market then gave back a portion of its gains as it fell during three of the last four months of the fiscal year. While many of the fundamental factors mentioned above remained intact, investor demand fell, while supply sharply rose.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Q. WHICH STRATEGIES ENHANCED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?

A. In general, the Fund's CCC-rated holdings enhanced results. This was particularly true during the first half of the period, when the Fund's holdings in the telecommunications and cable sectors contributed to the Fund's results. In the second half of the year, the Fund's bond holdings in cyclical industries added to performance.

Q. WHICH STRATEGIES DID NOT MEET YOUR EXPECTATIONS?

A. During the second half of the period, the Fund's holdings in telecommunications detracted from performance when a few portfolio holdings in the wireless sector reported weak operating results.

Q. WERE THERE ANY ADJUSTMENTS TO THE FUND'S SECTOR ALLOCATION DURING THE
   PERIOD?

A. There were no significant changes. We continued to overweight the cyclical industries, as our outlook for these sectors has improved with the growth of the economy. As of the end of the fiscal year, some of the Fund's industry overweights were in printing/publishing, wireless telecommunications, chemicals, gaming and food. We also had exposure to the packaging, paper, and auto supplier sectors.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE HIGH YIELD MARKET?

A. Given the surge in new job creation, we believe that the economic expansion is fully entrenched. Given the current economic environment, we would expect to see improving operating results that will potentially lead to credit upgrades and significantly lower high yield default rates. These positive fundamentals should bode well for the market over the intermediate term.

Q. HOW HAVE YOU POSITIONED THE PORTFOLIO, GIVEN YOUR OUTLOOK?

A. At the conclusion of our November 30, 2003 semiannual report to shareholders, we noted that "Given the high yield market's outstanding year-to-date performance, we expect periods of short-term volatility." This proved to be the case during the second half of the fiscal year. However, we have viewed the market's recent weakness as an opportunity, given the fact that high yield bond fundamentals remain attractive.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have. For additional information on UBS funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.


Sincerely,


/s/ Joseph A. Varnas
---------------------------------------
Joseph A. Varnas
President
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (US) Inc.


/s/ Marianne Rossi
---------------------------------------
Marianne Rossi, CFA
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.













* Mutual funds are sold by prospectus only. The prospectus for a fund contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Performance At A Glance

Average Annual Returns for Periods Ended 5/31/04

                                                                                         SINCE
                                              6 MONTHS       1 YEAR       5 YEARS      INCEPTION*
=================================================================================================
NET ASSET VALUE RETURNS**
-------------------------------------------------------------------------------------------------
Managed High Yield Plus Fund Inc.             6.08%       19.15%         -3.40%        -4.45%
-------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds (Leveraged)
  Median***                                   4.06        18.55           2.25          1.28
-------------------------------------------------------------------------------------------------
MARKET PRICE RETURNS**
-------------------------------------------------------------------------------------------------
Managed High Yield Plus Fund Inc.             7.51%       20.92%         -2.32%        -3.58%
-------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds (Leveraged)
  Median***                                  -3.77         6.31           2.54         -0.01
-------------------------------------------------------------------------------------------------

Share Price and Dividend

                                                 5/31/2004          11/30/2003          5/31/2003
=================================================================================================
Net Asset Value                                  $5.02              $5.03               $4.75
-------------------------------------------------------------------------------------------------
Market Price                                     $5.42              $5.33               $5.04
-------------------------------------------------------------------------------------------------
12-Month Dividend                                $0.6075            $0.5900             $0.6625
-------------------------------------------------------------------------------------------------
Dividend at Period-End                           $0.0525            $0.0500             $0.0475
-------------------------------------------------------------------------------------------------

* Since inception returns for the Fund are calculated from the date of the Fund's inception on June 26, 1998. Inception returns for the Lipper High Current Yield Funds (Leveraged) Median are calculated from the month-end closest to the Fund's inception: June 30, 1998.

** Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares, when sold, may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV returns assume, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

*** Lipper fund peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.










--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio Statistics


CHARACTERISTICS*       05/31/04                           11/30/03                                05/31/03
=============================================================================================================
Net Assets (mm)         $214.4                             $212.2                                  $198.2
-------------------------------------------------------------------------------------------------------------
Weighted Average
  Maturity              6.0 yrs.                           6.3 yrs.                                6.5 yrs.
-------------------------------------------------------------------------------------------------------------
Leverage**                 28.6%                              28.8%                                   27.8%
-------------------------------------------------------------------------------------------------------------
CREDIT QUALITY*        05/31/04                           11/30/03                                05/31/03
=============================================================================================================
Cash                       2.1%                               0.7%                                    0.7%
-------------------------------------------------------------------------------------------------------------
BB/Ba & Higher             4.3                                6.3                                     7.5
-------------------------------------------------------------------------------------------------------------
B/B                       68.4                               66.4                                    70.1
-------------------------------------------------------------------------------------------------------------
CCC/Caa & Lower           23.7                               24.3                                    20.3
-------------------------------------------------------------------------------------------------------------
Equity/Preferred           1.5                                2.3                                     1.4
-------------------------------------------------------------------------------------------------------------
TOTAL                    100.0%                             100.0%                                  100.0%
=============================================================================================================
TOP 10 HOLDINGS***     05/31/04                           11/30/03                                05/31/03
=============================================================================================================
                                     Allied Waste North                 PTC International
Giant Industries           2.5%      America                  2.3%      Finance                       2.5%
-------------------------------------------------------------------------------------------------------------
                                                                        Allied Waste North
Box USA                    2.0       Ainsworth Lumber         2.2       America                       2.4
-------------------------------------------------------------------------------------------------------------
Rhodia                     2.0       Luigino's                1.9       Ainsworth Lumber              2.2
-------------------------------------------------------------------------------------------------------------
Terra Capital              1.9       Nexstar Finance          1.9       Four M                        2.2
-------------------------------------------------------------------------------------------------------------
Nexstar Finance            1.9       Mediacom Broadband       1.8       Luigino's                     2.1
-------------------------------------------------------------------------------------------------------------
Collins & Aikman           1.8       Nextel Partners          1.8       Alliance Gaming               2.0
-------------------------------------------------------------------------------------------------------------
Mediacom Broadband         1.8       Four M                   1.8       Nexstar Finance               2.0
-------------------------------------------------------------------------------------------------------------
B&G Foods                  1.8       B&G Foods                1.8       B&G Foods                     1.9
-------------------------------------------------------------------------------------------------------------
Insight Midwest            1.7       Giant Industries         1.8       Nextel Partners               1.9
-------------------------------------------------------------------------------------------------------------
IMC Global                 1.6       Alderwoods Group         1.7       Insight Midwest               1.9
-------------------------------------------------------------------------------------------------------------
TOTAL                     19.0%                              19.0%                                   21.1%
=============================================================================================================
TOP FIVE SECTORS***    05/31/04                           11/30/03                                05/31/03
=============================================================================================================
                                     Wireless
Gaming                    12.3%      Telecommunications      12.0%      Gaming                       13.7%
-------------------------------------------------------------------------------------------------------------
                                                                        Wireless
Chemicals                 11.7       Chemicals               11.0       Telecommunications           12.6
-------------------------------------------------------------------------------------------------------------
Wireless
  Telecommunications      10.0       Gaming                   9.2       Chemicals                     9.4
-------------------------------------------------------------------------------------------------------------
Containers &
  Packaging                9.2       Publishing               8.7       Cable                         8.4
-------------------------------------------------------------------------------------------------------------
Broadcast                  6.7       Cable                    7.8       Paper & Forest Products       7.1
-------------------------------------------------------------------------------------------------------------
TOTAL                     49.9%                              48.7%                                   51.2%
=============================================================================================================

* Weightings represent percentages of portfolio assets as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor's Ratings Group and Moody's Investors Services, Inc. Both are independent ratings agencies.

**    As a percentage of total assets.

*** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004

 PRINCIPAL
  AMOUNT                                                      MATURITY      INTEREST
   (000)                                                        DATES        RATES          VALUE
==================================================================================================
Corporate Bonds - 134.51%
==================================================================================================
Aerospace & Defense - 1.77%
   $1,500  BE Aerospace, Inc., Series B                      05/01/11          8.875%   $1,410,000
--------------------------------------------------------------------------------------------------
    1,275  GenCorp, Inc.                                     08/15/13          9.500     1,306,875
--------------------------------------------------------------------------------------------------
    1,000  Sequa Corp.                                       08/01/09          9.000     1,080,000
--------------------------------------------------------------------------------------------------
                                                                                         3,796,875
==================================================================================================
Agriculture - 4.11%
    2,275  American Rock Salt Co. LLC**                      03/15/14          9.500     2,331,875
--------------------------------------------------------------------------------------------------
    1,000  IMC Global, Inc.                                  08/01/13         10.875     1,195,000
--------------------------------------------------------------------------------------------------
    2,000  IMC Global, Inc., Series B                        06/01/11         11.250     2,310,000
--------------------------------------------------------------------------------------------------
    2,750  Seminis Vegetable Seeds, Inc.**                   10/01/13         10.250     2,983,750
--------------------------------------------------------------------------------------------------
                                                                                         8,820,625
==================================================================================================
Airline - 1.18%
    2,750  American Airlines, Inc.                           04/01/11          8.608     2,530,142
==================================================================================================
Apparel/Textiles - 3.01%
    1,250  Interface, Inc.                                   02/01/10         10.375     1,387,500
--------------------------------------------------------------------------------------------------
    1,000  Interface, Inc.                                   02/01/14          9.500       992,500
--------------------------------------------------------------------------------------------------
    3,000  Levi Strauss & Co.                                12/15/12         12.250     2,737,500
--------------------------------------------------------------------------------------------------
    1,250  Perry Ellis International, Inc., Series B         03/15/09          9.500     1,337,500
--------------------------------------------------------------------------------------------------
                                                                                         6,455,000
==================================================================================================
Auto Manufacturing/Suppliers - 3.59%
    1,500  Collins & Aikman Products Co.                     04/15/06         11.500     1,455,000
--------------------------------------------------------------------------------------------------
    2,500  Collins & Aikman Products Co.                     12/31/11         10.750     2,487,500
--------------------------------------------------------------------------------------------------
    2,500  Delco Remy International, Inc.                    04/15/12          9.375     2,412,500
--------------------------------------------------------------------------------------------------
    1,375  Dura Operating Corp., Series D                    05/01/09          9.000     1,333,750
--------------------------------------------------------------------------------------------------
                                                                                         7,688,750
==================================================================================================
Automotive Parts - 2.35%
    2,000  Advanced Accessory Systems LLC                    06/15/11         10.750     2,010,000
--------------------------------------------------------------------------------------------------
      500  J.L. French Automotive Castings, Inc., Series B   06/01/09         11.500       327,500
--------------------------------------------------------------------------------------------------
    2,500  Tenneco Automotive, Inc., Series B                10/15/09         11.625     2,700,000
--------------------------------------------------------------------------------------------------
                                                                                         5,037,500
==================================================================================================
Broadband - 0.81%
    4,750  GT Group Telecom, Inc. #(b)                       02/01/10         13.250(d)        475
--------------------------------------------------------------------------------------------------
    2,000  Level 3 Communications, Inc.                      03/15/08         11.000     1,640,000
--------------------------------------------------------------------------------------------------
    2,000  World Access, Inc. #(b)                           01/15/08         13.250        90,000
--------------------------------------------------------------------------------------------------
                                                                                         1,730,475
==================================================================================================
Broadcast - 6.70%
    1,750  Advanstar Communications, Inc.                    08/15/10         10.750     1,907,500
--------------------------------------------------------------------------------------------------
    3,250  Granite Broadcasting Corp.**                      12/01/10          9.750     3,095,625
--------------------------------------------------------------------------------------------------
    3,600  Nexstar Finance LLC, Inc.**                       04/01/08         12.000     3,982,500
--------------------------------------------------------------------------------------------------
    2,000  NextMedia Operating, Inc.                         07/01/11         10.750     2,240,000
--------------------------------------------------------------------------------------------------
    1,700  Paxson Communications Corp.                       07/15/08         10.750     1,742,500
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004


PRINCIPAL
 AMOUNT                                                 MATURITY    INTEREST
 (000)                                                    DATES       RATES        VALUE
========================================================================================
Corporate Bonds - (continued)
========================================================================================
Broadcast - (concluded)
   $1,358  Young Broadcasting, Inc.                   03/01/11       10.000%  $1,400,437
----------------------------------------------------------------------------------------
                                                                              14,368,562
========================================================================================
Building Products - 2.27%
    2,000  Atrium Cos., Inc., Series B                05/01/09       10.500    2,095,000
----------------------------------------------------------------------------------------
    2,500  Nortek, Inc., Series B                     06/15/11        9.875    2,762,500
----------------------------------------------------------------------------------------
                                                                               4,857,500
========================================================================================
Cable - 5.46%
    1,750  Block Communications, Inc.                 04/15/09        9.250    1,815,625
----------------------------------------------------------------------------------------
    3,000  Charter Communications Holdings            05/15/11       10.000    2,460,000
----------------------------------------------------------------------------------------
    3,295  Insight Midwest LP/Insight Capital, Inc.   11/01/10       10.500    3,575,075
----------------------------------------------------------------------------------------
    3,650  Mediacom Broadband LLC                     07/15/13       11.000    3,859,875
----------------------------------------------------------------------------------------
                                                                              11,710,575
========================================================================================
Chemicals - 11.74%
    2,000  Acetex Corp.                               08/01/09       10.875    2,180,000
----------------------------------------------------------------------------------------
    3,000  Equistar Chemicals LP                      09/01/08       10.125    3,262,500
----------------------------------------------------------------------------------------
    2,695  Huntsman International LLC                 07/01/09       10.125    2,762,375
----------------------------------------------------------------------------------------
    1,350  Lyondell Chemical Co., Series B            05/01/07        9.875    1,407,375
----------------------------------------------------------------------------------------
      750  Millennium America, Inc.                   06/15/08        9.250      795,000
----------------------------------------------------------------------------------------
    2,000  Omnova Solutions, Inc.                     06/01/10       11.250    2,140,000
----------------------------------------------------------------------------------------
    1,435  Resolution Performance Products LLC        11/15/10       13.500    1,255,625
----------------------------------------------------------------------------------------
    2,000  Rhodia SA**                                06/01/10       10.250    1,910,000
----------------------------------------------------------------------------------------
    3,000  Rhodia SA**                                06/01/11        8.875    2,295,000
----------------------------------------------------------------------------------------
    3,000  Rockwood Specialties Group, Inc.           05/15/11       10.625    3,150,000
----------------------------------------------------------------------------------------
    1,785  Terra Capital, Inc.                        10/15/08       12.875    2,124,150
----------------------------------------------------------------------------------------
    1,750  Terra Capital, Inc.                        06/01/10       11.500    1,890,000
----------------------------------------------------------------------------------------
                                                                              25,172,025
========================================================================================
Commercial Services - 0.53%
    1,000  Brickman Group, Ltd., Series B             12/15/09       11.750    1,140,000
========================================================================================
Consumer Products - 4.79%
    2,000  Da-Lite Screen Co., Inc.                   05/15/11        9.500    2,072,500
----------------------------------------------------------------------------------------
    1,250  Doane Pet Care Co.                         05/15/07        9.750    1,137,500
----------------------------------------------------------------------------------------
    1,550  Fedders North America, Inc.**              03/01/14        9.875    1,426,000
----------------------------------------------------------------------------------------
    1,500  Jafra Cosmetics International, Inc.        05/15/11       10.750    1,657,500
----------------------------------------------------------------------------------------
    2,725  Samsonite Corp.                            06/15/08       10.750    2,834,000
----------------------------------------------------------------------------------------
    1,125  Windmere Durable Holdings, Inc.            07/31/08       10.000    1,136,250
----------------------------------------------------------------------------------------
                                                                              10,263,750
========================================================================================
Containers & Packaging - 9.22%
    1,000  Anchor Glass Container Corp.               02/15/13       11.000    1,140,000
----------------------------------------------------------------------------------------
    1,000  Berry Plastics Corp.                       07/15/12       10.750    1,105,000
----------------------------------------------------------------------------------------
    4,200  Box USA Holdings, Series B                 06/01/06       12.000    4,221,000
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004


 PRINCIPAL
  AMOUNT                                               MATURITY     INTEREST
  (000)                                                  DATES        RATES      VALUE
=========================================================================================
Corporate Bonds - (continued)
=========================================================================================
Containers & Packaging - (concluded)
   $3,000  Constar International, Inc.                 12/01/12       11.000%  $2,640,000
-----------------------------------------------------------------------------------------
    3,000  Crown European Holdings SA                  03/01/13       10.875    3,360,000
-----------------------------------------------------------------------------------------
    2,000  Pliant Corp.                                09/01/09       11.125    2,120,000
-----------------------------------------------------------------------------------------
    2,250  Port Townsend Paper Corp.                   04/15/11       11.000    2,216,250
-----------------------------------------------------------------------------------------
    3,000  Tekni-Plex, Inc., Series B                  06/15/10       12.750    2,970,000
-----------------------------------------------------------------------------------------
                                                                               19,772,250
=========================================================================================
Electric Utilities - 1.80%
    1,500  Midwest Generation LLC                      05/01/34        8.750    1,477,500
-----------------------------------------------------------------------------------------
    2,250  Reliant Energy, Inc.                        07/15/10        9.250    2,373,750
-----------------------------------------------------------------------------------------
                                                                                3,851,250
=========================================================================================
Energy - 1.14%
    2,250  Mission Energy Holding Co.                  07/15/08       13.500    2,452,500
-----------------------------------------------------------------------------------------
   11,488  Orion Refining Corp. #(b)(c)                11/15/04       10.000        1,149
-----------------------------------------------------------------------------------------
                                                                                2,453,649
=========================================================================================
Food Processors/Beverage/Bottling - 5.16%
    3,750  B & G Foods, Inc., Series D                 08/01/07        9.625    3,815,625
-----------------------------------------------------------------------------------------
    2,500  Land O'Lakes, Inc.                          11/15/11        8.750    2,325,000
-----------------------------------------------------------------------------------------
    1,500  Le-Natures, Inc.**                          06/15/13       10.000    1,530,000
-----------------------------------------------------------------------------------------
    2,000  Merisant Co.**                              07/15/13        9.500    2,110,000
-----------------------------------------------------------------------------------------
    1,400  National Wine & Spirits, Inc.               01/15/09       10.125    1,274,000
-----------------------------------------------------------------------------------------
                                                                               11,054,625
=========================================================================================
Gaming - 12.32%
    1,500  Ameristar Casinos, Inc.                     02/15/09       10.750    1,710,000
-----------------------------------------------------------------------------------------
    2,000  Chukchansi Economic Development Authority   06/15/09       14.500    2,450,000
-----------------------------------------------------------------------------------------
    2,000  Herbst Gaming, Inc., Series B               09/01/08       10.750    2,300,000
-----------------------------------------------------------------------------------------
    2,000  Inn Of The Mountain Gods Resort & Casino    11/15/10       12.000    2,180,000
-----------------------------------------------------------------------------------------
    3,175  Jacobs Entertainment, Inc.                  02/01/09       11.875    3,460,750
-----------------------------------------------------------------------------------------
    2,000  Majestic Star Casino LLC                    10/15/10        9.500    2,010,000
-----------------------------------------------------------------------------------------
      850  MTR Gaming Group, Inc., Series B            04/01/10        9.750      909,500
-----------------------------------------------------------------------------------------
    1,590  Penn National Gaming, Inc., Series B        03/01/08       11.125    1,749,000
-----------------------------------------------------------------------------------------
    2,000  River Rock Entertainment Authority**        11/01/11        9.750    2,120,000
-----------------------------------------------------------------------------------------
    2,000  Venetian Casino Resort LLC                  06/15/10       11.000    2,297,500
-----------------------------------------------------------------------------------------
    2,750  Wheeling Island Gaming, Inc.                12/15/09       10.125    2,894,375
-----------------------------------------------------------------------------------------
    2,000  Wynn Las Vegas LLC                          11/01/10       12.000    2,330,000
-----------------------------------------------------------------------------------------
                                                                               26,411,125
=========================================================================================
Industrial-Other - 2.09%
    2,300  Better Minerals & Aggregates Co.            09/15/09       13.000    1,840,000
-----------------------------------------------------------------------------------------
    2,500  Blount, Inc.                                08/01/09       13.000    2,637,500
-----------------------------------------------------------------------------------------
                                                                                4,477,500
=========================================================================================

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004

 PRINCIPAL
  AMOUNT                                                   MATURITY    INTEREST
   (000)                                                    DATES       RATES        VALUE
===========================================================================================
Corporate Bonds - (continued)
===========================================================================================
Leisure - 2.29%
   $2,000  Bally Total Fitness Holding Corp.             07/15/11       10.500%  $1,790,000
-------------------------------------------------------------------------------------------
    1,000  Bally Total Fitness Holding Corp., Series D   10/15/07        9.875      785,000
-------------------------------------------------------------------------------------------
    1,000  Equinox Holdings, Inc.**                      12/15/09        9.000    1,000,000
-------------------------------------------------------------------------------------------
    1,500  Imax Corp.**                                  12/01/10        9.625    1,342,500
-------------------------------------------------------------------------------------------
                                                                                  4,917,500
===========================================================================================
Lodging - 1.39%
      651  FelCor Lodging LP                             09/15/08        9.500      694,943
-------------------------------------------------------------------------------------------
    2,250  MeriStar Hospitality Corp.                    01/15/11        9.125    2,283,750
-------------------------------------------------------------------------------------------
                                                                                  2,978,693
===========================================================================================
Marine - 0.34%
      675  Hornbeck Offshore Services, Inc.              08/01/08       10.625      735,750
===========================================================================================
Medical Products - 2.39%
    2,750  Alliance Imaging, Inc.                        04/15/11       10.375    2,825,625
-------------------------------------------------------------------------------------------
    2,250  Universal Hospital Services, Inc.**           11/01/11       10.125    2,295,000
-------------------------------------------------------------------------------------------
                                                                                  5,120,625
===========================================================================================
Metals - 2.48%
    2,000  AK Steel Corp.                                06/15/12        7.750    1,750,000
-------------------------------------------------------------------------------------------
    2,000  Autocam Corp.                                 06/15/14       10.875    1,965,000
-------------------------------------------------------------------------------------------
    1,450  FastenTech, Inc.**                            05/01/11       11.500    1,595,000
-------------------------------------------------------------------------------------------
                                                                                  5,310,000
===========================================================================================
Miscellaneous - 2.51%
    2,000  Invensys PLC**                                03/15/11        9.875    1,980,000
-------------------------------------------------------------------------------------------
    1,000  Maax Corp.                                    06/15/12        9.750    1,025,000
-------------------------------------------------------------------------------------------
    2,250  Telex Communications, Inc.                    10/15/08       11.500    2,385,000
-------------------------------------------------------------------------------------------
                                                                                  5,390,000
===========================================================================================
Oil & Gas - 3.39%
    3,390  Belden & Blake Corp., Series B                06/15/07        9.875    3,390,000
-------------------------------------------------------------------------------------------
    1,000  Parker Drilling Co.                           10/01/13        9.625    1,042,500
-------------------------------------------------------------------------------------------
      500  Parker Drilling Co., Series B                 11/15/09       10.125      530,000
-------------------------------------------------------------------------------------------
    2,250  Petroleum Geo-Services ASA                    11/05/10       10.000    2,306,250
-------------------------------------------------------------------------------------------
                                                                                  7,268,750
===========================================================================================
Oil Refining - 3.79%
    4,000  Giant Industries, Inc.                        05/15/12       11.000    4,440,000
-------------------------------------------------------------------------------------------
    1,000  Giant Industries, Inc.                        05/15/14        8.000      985,000
-------------------------------------------------------------------------------------------
    2,500  Tesoro Petroleum Corp., Series B              11/01/08        9.625    2,712,500
-------------------------------------------------------------------------------------------
                                                                                  8,137,500
===========================================================================================
Paper & Forest Products - 4.81%
    2,050  Bear Island Paper Co. LLC, Series B           12/01/07       10.000    1,906,500
-------------------------------------------------------------------------------------------
    1,900  Blue Ridge Paper Products, Inc.**             12/15/08        9.500    1,710,000
-------------------------------------------------------------------------------------------
    3,000  Cellu Tissue Holdings, Inc.**                 03/15/10        9.750    2,880,000
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004


 PRINCIPAL
  AMOUNT                                              MATURITY      INTEREST
  (000)                                                 DATES         RATES      VALUE
========================================================================================
Corporate Bonds - (continued)
========================================================================================
Paper & Forest Products - (concluded)
   $1,650  Potlatch Corp.**                           07/15/11       10.000%  $1,815,000
----------------------------------------------------------------------------------------
    2,000  Tembec Industries, Inc.                    06/30/09        8.625    2,000,000
----------------------------------------------------------------------------------------
                                                                              10,311,500
========================================================================================
Publishing - 6.61%
    2,500  American Color Graphics, Inc.              06/15/10       10.000    2,171,875
----------------------------------------------------------------------------------------
    1,500  Hollinger, Inc.**                          03/01/11       11.875    1,704,375
----------------------------------------------------------------------------------------
    6,000  Premier Graphics, Inc. #(b)(c)             12/01/05       11.500            0
----------------------------------------------------------------------------------------
    2,250  Sheridan Acquisition Corp.**               08/15/11       10.250    2,362,500
----------------------------------------------------------------------------------------
      500  Sheridan Group, Inc.**                     08/15/11       10.250      525,000
----------------------------------------------------------------------------------------
    2,250  Vertis, Inc., Series B                     06/15/09       10.875    2,396,250
----------------------------------------------------------------------------------------
    1,000  Von Hoffmann Corp.                         05/15/07       10.375      975,000
----------------------------------------------------------------------------------------
    1,500  Von Hoffmann Corp.                         03/15/09       10.250    1,488,750
----------------------------------------------------------------------------------------
    3,000  WRC Media, Inc.                            11/15/09       12.750    2,550,000
----------------------------------------------------------------------------------------
                                                                              14,173,750
========================================================================================
Restaurants - 3.62%
    2,200  Buffets, Inc.                              07/15/10       11.250    2,387,000
----------------------------------------------------------------------------------------
    2,400  El Pollo Loco, Inc.**                      12/15/09        9.250    2,448,000
----------------------------------------------------------------------------------------
    1,735  Sbarro, Inc.                               09/15/09       11.000    1,453,062
----------------------------------------------------------------------------------------
    1,500  VICORP Restaurants, Inc.                   04/15/11       10.500    1,485,000
----------------------------------------------------------------------------------------
                                                                               7,773,062
========================================================================================
Retail - 1.74%
    1,500  Mothers Work, Inc.                         08/01/10       11.250    1,537,500
----------------------------------------------------------------------------------------
    1,935  PETCO Animal Supplies, Inc.                11/01/11       10.750    2,186,550
----------------------------------------------------------------------------------------
                                                                               3,724,050
========================================================================================
Satellite - 1.35%
    1,500  EchoStar DBS Corp.                         10/01/07       10.375    1,606,875
----------------------------------------------------------------------------------------
    1,149  XM Satellite Radio, Inc.                   06/15/10       12.000    1,286,880
----------------------------------------------------------------------------------------
                                                                               2,893,755
========================================================================================
Service - 2.04%
    3,000  Alderwoods Group, Inc.                     01/02/09       12.250    3,315,000
----------------------------------------------------------------------------------------
    6,995  American Eco Corp., Series B #(b)          05/15/08        9.625          700
----------------------------------------------------------------------------------------
    1,000  Monitronics International, Inc.            09/01/10       11.750    1,070,000
----------------------------------------------------------------------------------------
                                                                               4,385,700
========================================================================================
Technology - 4.06%
    1,750  Activant Solutions, Inc.                   06/15/11       10.500    1,837,500
----------------------------------------------------------------------------------------
    2,000  ChipPAC International Co. Ltd., Series B   08/01/09       12.750    2,180,000
----------------------------------------------------------------------------------------
    2,250  IPC Acquisition Corp.                      12/15/09       11.500    2,396,250
----------------------------------------------------------------------------------------
    2,000  Sanmina-SCI Corp.                          01/15/10       10.375    2,290,000
----------------------------------------------------------------------------------------
                                                                               8,703,750
========================================================================================

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004


 PRINCIPAL
  AMOUNT                                            MATURITY    INTEREST
  (000)                                              DATES       RATES         VALUE
======================================================================================
Corporate Bonds - (concluded)
======================================================================================
Telecommunications - 2.21%
   $2,000  American Cellular Corp., Series B       08/01/11       10.000%   $1,760,000
--------------------------------------------------------------------------------------
    1,000  Cincinnati Bell, Inc.                   01/15/14        8.375       895,000
--------------------------------------------------------------------------------------
    1,800  Qwest Services Corp.**                  12/15/10       13.500     2,074,500
--------------------------------------------------------------------------------------
                                                                             4,729,500
======================================================================================
Utility-Electricity, Gas & Other - 0.62%
    2,275  Calpine Canada Energy Finance ULC       05/01/08        8.500     1,336,563
======================================================================================
Wireless Telecommunications - 8.83%
    2,608  Alamosa Delaware, Inc.                  07/31/10       11.000     2,855,760
--------------------------------------------------------------------------------------
    1,344  Centennial Cellular Operating Co. LLC   12/15/08       10.750     1,377,600
--------------------------------------------------------------------------------------
    1,000  Centennial Communications Corp.         06/15/13       10.125     1,020,000
--------------------------------------------------------------------------------------
    1,175  Crown Castle International Corp.**      08/01/11        9.375     1,271,937
--------------------------------------------------------------------------------------
    1,600  Crown Castle International Corp.**      08/01/11       10.750     1,784,000
--------------------------------------------------------------------------------------
    3,000  Dobson Communications Corp.             07/01/10       10.875     2,640,000
--------------------------------------------------------------------------------------
      684  Nextel Partners, Inc.                   11/15/09       12.500       795,150
--------------------------------------------------------------------------------------
    2,500  PTC International Finance II SA         12/01/09       11.250     2,687,500
--------------------------------------------------------------------------------------
    2,250  SBA Communications Corp.                02/01/09       10.250     2,227,500
--------------------------------------------------------------------------------------
    2,500  Triton PCS, Inc.                        02/01/11        9.375     2,275,000
--------------------------------------------------------------------------------------
                                                                            18,934,447
======================================================================================
Total Corporate Bonds (cost-$307,276,589)                                  288,417,073
======================================================================================


NUMBER OF
 SHARES
================================================================================
Common Stocks (a) - 0.71%
================================================================================
CLEC (Competitive Local Exchange Carrier) - 0.00%
    3,100  XO Communications, Inc.                                        12,400
================================================================================
Diversified Telecommunication Services - 0.01%
  172,051  RCN Corp.                                                      30,969
--------------------------------------------------------------------------------
   48,600  Viatel, Inc. #(c)                                                   0
--------------------------------------------------------------------------------
                                                                          30,969
================================================================================
Energy - 0.00%
    1,253  Orion Refining Corp. #(c)                                           0
================================================================================
Industrial Conglomerates - 0.35%
   47,490  Metal Management, Inc.                                        744,168
================================================================================
Miscellaneous - 0.00%
    5,456  Dark Dynamite, Inc.                                                55
================================================================================
Restaurants - 0.00%
      129  American Restaurant Group, Inc. #(c)                                0
================================================================================
Service - 0.00%
   98,094  PNV, Inc. #                                                        30
================================================================================
Specialty Retail - 0.00%
   44,600  Samuels Jewelers, Inc. #(c)                                       401
================================================================================


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004

NUMBER OF
  SHARES                                                                 VALUE
================================================================================
Common Stocks (a) - (concluded)
================================================================================
Transportation Services - 0.34%
56,020  Laidlaw International, Inc.                                     $728,260
================================================================================
Wireless Telecommunication Services - 0.01%
   178  SpectraSite, Inc.                                                  7,394
--------------------------------------------------------------------------------
   688  TelCove #(c)                                                       7,093
--------------------------------------------------------------------------------
                                                                          14,487
================================================================================
Total Common Stocks (cost-$20,784,212)                                 1,530,770
================================================================================
Preferred Stocks - 1.32%
================================================================================
Cable - 0.13%
20,000  Adelphia Communications Corp., Series B (a)                      280,000
================================================================================
Wireless Telecommunications -1.19%
 4,750  Alamosa Holdings, Inc., Series B                               2,546,000
================================================================================
Total Preferred Stocks (cost-$3,515,000)                               2,826,000
================================================================================


NUMBER OF
 WARRANTS
================================================================================
Warrants (a) - 0.16%
================================================================================
Automotive Parts - 0.00%
 3,945  Hayes Lemmerz International, Inc., expires 06/03/06                5,918
===============================================================================
Broadband - 0.00%
 4,750  GT Group Telecom, Inc., expires 02/01/10 #*                           52
-------------------------------------------------------------------------------
 4,950  Pathnet, Inc., expires 04/15/08 #(c)                                   0
--------------------------------------------------------------------------------
                                                                              52
================================================================================
Building Products - 0.00%
 2,500  Dayton Superior Corp., expires 06/15/09 #*                            25
================================================================================
Cable - 0.00%
 3,000  UIH Australia Pacific, Inc., expires 05/15/06 #*(c)                    0
================================================================================
CLEC (Competitive Local Exchange Carrier) - 0.01%
 3,000  Knology Holdings, Inc., expires 10/22/07 #*(c)                         0
--------------------------------------------------------------------------------
15,503  XO Communications, Inc., expires 01/16/10                         17,906
--------------------------------------------------------------------------------
                                                                          17,906
================================================================================
Financial Services - 0.00%
   750  Arcadia Financial Ltd., expires 03/15/07 #(c)                          8
================================================================================
Oil Equipment - 0.15%
 4,500  Key Energy Services, Inc., expires 01/15/09**                    320,062
================================================================================
Technology - 0.00%
 6,500  Inter Act Electronic Marketing, Inc., expires 12/15/09 #(c)            0
================================================================================
Total Warrants (cost-$356,065)                                           343,971
================================================================================




--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2004


 PRINCIPAL
  AMOUNT                                                      MATURITY    INTEREST
   (000)                                                        DATE        RATE          VALUE
==================================================================================================
Repurchase Agreement - 2.95%
   $6,337  Repurchase Agreement dated 05/28/04 with State
            Street Bank & Trust Co., collateralized by
            $6,153,736 U.S. Treasury Bills, zero coupon due
            06/10/04 to 10/21/04 and $264,734 U.S. Treasury
            Bonds, 7.500% due 11/15/16; (value-$6,464,334);
            proceeds: $6,337,620 (cost-$6,337,000)             06/01/04   0.880%        $6,337,000
--------------------------------------------------------------------------------------------------
Total Investments (cost-$338,268,866)-139.65%                                          299,454,814
--------------------------------------------------------------------------------------------------
Liabilities in excess of other assets-(39.65)%                                         (85,030,081)
--------------------------------------------------------------------------------------------------
Net Assets-100.00%                                                                    $214,424,733
==================================================================================================


#   Illiquid securities representing 0.05% of net assets.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 23.73% of net assets as of May 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

(b) Bond interest in default.

(c) Security is being fair valued by a valuation committee under the direction of the Board of Directors.

(d) Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of May 31, 2004, are considered illiquid and restricted. (See table below for more information.)



                                                           ACQUISITION COST            MARKET VALUE
                               ACQUISITION   ACQUISITION     PERCENTAGE OF    MARKET   PERCENTAGE OF
RESTRICTED SECURITIES            DATE(S)         COST         NET ASSETS       VALUE    NET ASSETS
====================================================================================================
Dayton Superior Corp.,
  warrants, expiring
  06/15/09                      06/09/00        $46,550           0.02%         $25       0.00%
----------------------------------------------------------------------------------------------------
GT Group Telecom, Inc.,
  warrants, expiring
  02/01/10                      01/27/00        246,405           0.12           52       0.00
----------------------------------------------------------------------------------------------------
Knology Holdings, Inc.,
  warrants, expiring           06/08/98,
  10/22/07                      04/26/00          5,000           0.00            0       0.00
----------------------------------------------------------------------------------------------------
                               06/30/98,
Pathnet, Inc., warrants        07/16/98,
  expiring 04/15/08             11/25/98             10           0.00            0       0.00
----------------------------------------------------------------------------------------------------
UIH Australia Pacific, Inc.,
  warrants, expiring           12/12/97,
  05/15/06                      04/26/00         15,000           0.01            0       0.00
====================================================================================================
                                               $312,965           0.15%         $77       0.00%
====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Statement of Assets and Liabilities - May 31, 2004

Assets:
--------------------------------------------------------------------------------
Investments in securities, at value (cost-$338,268,866)            $299,454,814
--------------------------------------------------------------------------------
Cash                                                                    363,832
--------------------------------------------------------------------------------
Interest receivable                                                   8,460,625
--------------------------------------------------------------------------------
Other assets                                                             40,916
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        308,320,187
--------------------------------------------------------------------------------
Liabilities:
--------------------------------------------------------------------------------
Bank loan payable                                                    88,250,000
--------------------------------------------------------------------------------
Payable for investments purchased                                     5,246,401
--------------------------------------------------------------------------------
Payable to investment manager and administrator                         178,265
--------------------------------------------------------------------------------
Payable for interest on bank loan                                       114,613
--------------------------------------------------------------------------------
Accrued expenses and other liabilities                                  106,175
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    93,895,454
Net Assets:
Capital stock - $0.001 par value; 200,000,000 shares
  authorized; 42,686,961 shares issued and outstanding              590,424,949
--------------------------------------------------------------------------------
Accumulated undistributed net investment income                       1,860,785
--------------------------------------------------------------------------------
Accumulated net realized loss from investment activities           (339,046,949)
--------------------------------------------------------------------------------
Net unrealized depreciation of investments                          (38,814,052)
--------------------------------------------------------------------------------
NET ASSETS                                                         $214,424,733
================================================================================
NET ASSET VALUE PER SHARE                                                 $5.02
================================================================================



                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Statement of Operations


                                                                           For the
                                                                         Year Ended
                                                                        May 31, 2004
====================================================================================
Investment income:
Interest                                                                $31,235,332
------------------------------------------------------------------------------------
Dividends                                                                   100,129
------------------------------------------------------------------------------------
                                                                         31,335,461
------------------------------------------------------------------------------------
Expenses:
Investment management and administration fees                             2,084,968
------------------------------------------------------------------------------------
Interest expense, loan commitment and other fees                          1,395,229
------------------------------------------------------------------------------------
Custody and accounting                                                      127,596
------------------------------------------------------------------------------------
Professional fees                                                            80,965
------------------------------------------------------------------------------------
Reports and notices to shareholders                                          58,944
------------------------------------------------------------------------------------
Transfer agency fees                                                         13,148
------------------------------------------------------------------------------------
Directors' fees                                                               8,728
------------------------------------------------------------------------------------
Other expenses                                                               97,214
                                                                          3,866,792
------------------------------------------------------------------------------------
Net investment income                                                    27,468,669
------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment
  activities:
Net realized loss from investment activities                            (13,697,026)
------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments        22,961,236
------------------------------------------------------------------------------------
Net realized and unrealized gain from investment activities               9,264,210
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    $36,732,879
------------------------------------------------------------------------------------



                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Statement of Changes in Net Assets

                                                             For the Years Ended May 31,
                                                          ================================
                                                               2004               2003
==========================================================================================
From operations:
Net investment income                                     $27,468,669         $27,229,548
-----------------------------------------------------------------------------------------
Net realized losses from investment activities            (13,697,026)       (68,472,739)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
  investments                                              22,961,236          59,940,635
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations       36,732,879          18,697,444
=========================================================================================
Dividends to shareholders from:
Net investment income                                     (25,645,510)       (27,230,240)
=========================================================================================
Capital stock transactions:
Proceeds from shares issued for dividends reinvested        5,108,272           5,918,281
=========================================================================================
Net increase (decrease) in net assets                      16,195,641         (2,614,515)
=========================================================================================
Net assets:
Beginning of year                                         198,229,092         200,843,607
=========================================================================================
End of year (including undistributed net investment
  income of $1,860,785 at May 31, 2004)                  $214,424,733        $198,229,092
=========================================================================================



                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Statement of Cash Flows


                                                                   For the Year
                                                                      Ended
                                                                   May 31, 2004
================================================================================
Cash flows provided from (used for) operating
  activities:
Interest and dividends received                                      $29,674,998
--------------------------------------------------------------------------------
Operating expenses paid                                              (2,501,293)
--------------------------------------------------------------------------------
Interest paid                                                        (1,398,723)
--------------------------------------------------------------------------------
Purchase of short-term portfolio investments, net                    (4,395,000)
--------------------------------------------------------------------------------
Purchase of long-term portfolio investments                        (165,710,981)
--------------------------------------------------------------------------------
Sale of long-term portfolio investments                              153,708,275
================================================================================
Net cash provided from operating activities                            9,377,276
================================================================================
Cash flows provided from (used for) financing activities:
--------------------------------------------------------------------------------
Dividends paid to shareholders                                      (20,537,238)
--------------------------------------------------------------------------------
Increase in bank loan                                                 10,500,000
--------------------------------------------------------------------------------
Net cash used for financing activities                              (10,037,238)
================================================================================
Net decrease in cash                                                   (659,962)
================================================================================
Cash at beginning of year                                              1,023,794
================================================================================
Cash at end of year                                                     $363,832
================================================================================
Reconciliation of net increase in net assets
  resulting from operations to net cash
  provided from operating activities:
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $36,732,879
--------------------------------------------------------------------------------
Increase in investments, at value                                   (30,022,829)
--------------------------------------------------------------------------------
Decrease in receivable for investments sold                              937,909
--------------------------------------------------------------------------------
Increase in interest receivable                                        (413,887)
--------------------------------------------------------------------------------
Increase in other assets                                                 (2,089)
--------------------------------------------------------------------------------
Increase in payable for investments purchased                          2,176,428
--------------------------------------------------------------------------------
Increase in payable to investment manager and administrator               13,675
--------------------------------------------------------------------------------
Decrease in payable for interest on bank loan                            (3,494)
--------------------------------------------------------------------------------
Decrease in accrued expenses and other liabilities                      (41,316)
================================================================================
Net cash provided from operating activities                           $9,377,276
================================================================================

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

INVESTMENT MANAGER AND ADMINISTRATOR

The Board has approved an investment management and administration contract ("Management Contract") under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Prior to December 31, 2003, UBS Global Asset Management (New York) Inc. served as sub-advisor to the Fund pursuant to a sub-advisory contract with UBS Global AM, and was paid a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Effective December 31, 2003, UBS Global Asset Management (New York) Inc. no longer serves as the Fund's sub-advisor.

BORROWINGS

The Fund has a $150 million committed credit facility (the "Facility"). Under the terms of the Facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $252,459,107 on May 31, 2004 as collateral for the bank loan.

For the year ended May 31, 2004, the Fund borrowed a daily average balance of $85,131,148 at a weighted average borrowing cost of approximately 1.64%.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

FEDERAL TAX STATUS
For federal income tax purposes, the components of net unrealized depreciation of investments at May 31, 2004 were as follows:

Gross appreciation (from investments having an
  excess of value over cost)                                        $17,287,718
--------------------------------------------------------------------------------
Gross depreciation (from investments having an
  excess of cost over value)                                        (56,355,228)
--------------------------------------------------------------------------------
Net unrealized depreciation of investments                         $(39,067,510)
================================================================================

For the year ended May 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $167,887,409 and $152,770,366, respectively.

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2004, and May 31, 2003, were as follow:

DISTRIBUTIONS PAID FROM:                                 2004             2003
================================================================================
Ordinary Income                                     $25,645,510      $27,230,240
--------------------------------------------------------------------------------

At May 31, 2004, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                        $1,860,785
--------------------------------------------------------------------------------
Accumulated capital and other losses                               (338,793,491)
--------------------------------------------------------------------------------
Net unrealized depreciation of investments                          (39,067,510)
--------------------------------------------------------------------------------
Total accumulated deficit                                         $(376,000,216)
================================================================================

The difference between book-basis and tax-basis net unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales.

At May 31, 2004, the Fund had a net capital loss carryover of $330,437,470. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $1,037,133 in 2005; $13,100,516 in 2007; $50,099,935 in 2008;
$71,221,921 in 2009; $71,854,329 in 2010; $95,911,016 in 2011; and $27,212,620
in 2012. The capital


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

loss carryforward includes $16,536,037 of capital losses from the acquisition of Managed High Yield Fund Inc. on June 2, 2000. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the year ended May 31, 2004, $531,918 of capital loss carryforwards expired unutilized. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $8,356,021 of net realized capital losses arising after October 31, 2003. Such losses are treated for tax purposes as arising on June 1, 2004.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2004, accumulated undistributed net investment income was increased by $37,626, accumulated net realized loss from investment activities was decreased by $531,918 and capital stock was decreased by $569,544. These differences are primarily due to expiration of capital loss carryforwards and non-deductible expenses.


CAPITAL STOCK
There are 200,000,000 shares of $0.001 par value capital stock authorized and 42,686,961 shares outstanding at May 31, 2004. Transactions in shares of common stock were as follows:

                                                          Shares          Amount
================================================================================
FOR THE YEAR ENDED MAY 31, 2004:
--------------------------------------------------------------------------------
  Shares issued through Dividend Reinvestment Plan       997,893      $5,108,272
--------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 2003:
--------------------------------------------------------------------------------
  Shares issued through Dividend Reinvestment Plan     1,333,068      $5,918,281
================================================================================


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                     FOR THE YEARS ENDED MAY 31,
                                              ==========================================================================
                                                  2004           2003            2002           2001            2000
========================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                $4.75          $4.98          $6.99          $9.73          $12.35
------------------------------------------------------------------------------------------------------------------------
Net investment income                              0.65           0.66           0.96           1.07            1.48
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
  from investment activities                       0.23          (0.23)        ( 1.99)         (2.58)          (2.60)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                       0.88           0.43          (1.03)         (1.51)          (1.12)
------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income              (0.61)         (0.66)         (0.98)         (1.23)          (1.50)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $5.02          $4.75          $4.98          $6.99          $ 9.73
------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                         $5.42          $5.04          $5.64          $7.65          $ 9.44
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        20.92%          3.85%        (13.22)%        (5.55)%        (12.14)%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $214,425       $198,229       $200,844       $270,823        $310,015
------------------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
  including interest expense                       1.82%          2.20%          2.58%          3.11%           3.59%
------------------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
  excluding interest expense                       1.16%          1.23%          1.18%          1.07%           1.17%
------------------------------------------------------------------------------------------------------------------------
Net investment income to average net
  assets                                          12.92%         15.03%         17.22%         13.00%          12.74%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              53%            37%            40%            54%             66%
------------------------------------------------------------------------------------------------------------------------
Asset coverage++                                 $3,430         $3,550         $3,131         $3,736          $3,844
------------------------------------------------------------------------------------------------------------------------

++   Per $1,000 of bank loans outstanding.

(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholders of Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of May 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years in conformity with U.S. generally accepted accounting principles.



                                                /s/ Ernst & Young LLP



New York, New York
July 7, 2004


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

General Information (unaudited)

THE FUND

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment manager and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly-owned asset management subsidiary of UBS AG, which had over $55.9 billion in assets under management as of March 31, 2004. Prior to December 31, 2003, UBS Global Asset Management (New York) Inc. served as sub-advisor to the Fund pursuant to a sub-advisory contract with UBS Global AM.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "HYF." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

General Information (unaudited)

subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

General Information (unaudited)

the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

General Information (unaudited)

all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.




































--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Funds' operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director and Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.


INTERESTED DIRECTOR

                                                Term of
                                              Office+ and
                              Position(s)      Length of
      Name, Address,           Held with          Time                 Principal Occupation(s)
          and Age                 Fund           Served                  During Past 5 Years
--------------------------------------------------------------------------------------------------------
Margo N. Alexander*++;          Director       Since 1998    Mrs. Alexander is retired. She was an
57                                                           executive vice president of UBS Financial
                                                             Services Inc. (from March 1984 to
                                                             December 2002). She was chief executive
                                                             officer (from January 1995 to
                                                             October 2000), a director (from
                                                             January 1995 to September 2001) and
                                                             chairman (from March 1999 to
                                                             September 2001) of UBS Global AM
                                                             (formerly known as Mitchell Hutchins Asset
                                                             Management Inc.).





















--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

                        Number of
               Portfolios in Fund Complex                 Other Directorships
                  Overseen by Director                     Held by Director
-------------------------------------------------------- --------------------
Mrs. Alexander is a director or trustee of                       None
16 investment companies (consisting of
34 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.




























--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

INDEPENDENT DIRECTORS

                                                 Term of
                                               Office+ and
                               Position(s)      Length of
      Name, Address,            Held with          Time                   Principal Occupation(s)
          and Age                 Fund            Served                    During Past 5 Years
------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69     Director and     Since 1998      Mr. Armstrong is chairman and principal of
c/o Willkie Farr &           Interim                          R.Q.A. Enterprises (management consulting
Gallagher LLP                Chairman of                      firm) (since April 1991 and principal
787 Seventh Avenue           the Board of                     occupation since March 1995).
New York, NY 10019-6099      Directors

David J. Beaubien; 69        Director         Since 2001      Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                                 chairman of Yankee Environmental
Ware, MA 01082                                                Systems, Inc., a manufacturer of
                                                              meteorological measuring systems (since
                                                              1991).

Richard R. Burt; 57          Director         Since 1998      Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania                                             (international information and security firm)
Ave., N.W.                                                    and IEP Advisors (international investments
Washington, D.C. 20004                                        and consulting firm).

Meyer Feldberg; 62           Director         Since 1998      Professor Feldberg is Dean Emeritus and
Columbia Business School                                      Sanford Bernstein Professor of Leadership
33 West 60th Street                                           and Ethics at Columbia Business School.
7th floor                                                     Prior to July 2004, he was Dean and
New York, NY 10023-7905                                       Professor of Management of Columbia
                                                              Business School, the graduate school of
                                                              business at Columbia University (since
                                                              1989).




















--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)



                      Number of
             Portfolios in Fund Complex                                     Other Directorships
                Overseen by Director                                         Held by Director
---------------------------------------------------- ----------------------------------------------------------------
Mr. Armstrong is a director or trustee of 16         None
investment companies (consisting of 34 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of 16          Mr. Beaubien is also a director of IEC Electronics, Inc., a
investment companies (consisting of 34 portfolios)   manufacturer of electronic assemblies.
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Burt is a director or trustee of 16 investment   Mr. Burt is also a director of Hollinger International, Inc.
companies (consisting of 34 portfolios) for which    (publishing), HCL Technologies, Ltd. (software and
UBS Global AM or one of its affiliates serves as     information technologies), The Central European Fund, Inc.,
investment advisor, sub-advisor or manager.          The Germany Fund, Inc., IGT, Inc. (provides technology to
                                                     gaming and wagering industry) and chairman of Weirton
                                                     Steel Corp. (makes and finishes steel products). He is also a director or trustee of funds in the Scudder Mutual Funds
                                                     Family (consisting of 47 portfolios).

Professor Feldberg is a director or trustee of 30    Professor Feldberg is also a director of Primedia Inc.
investment companies (consisting of 48 portfolios)   (publishing), Federated Department Stores, Inc. (operator of
for which UBS Global AM or one of its affiliates     department stores), Revlon, Inc. (cosmetics), Select Medical
serves as investment advisor, sub-advisor or         Inc. (healthcare services) and SAPPI, Ltd. (producer of paper).
manager.
























--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Independent Directors (concluded)

                                                   Term of
                                                 Office+ and
                                 Position(s)      Length of
        Name, Address,            Held with          Time                 Principal Occupation(s)
           and Age                   Fund           Served                  During Past 5 Years
----------------------------------------------------------------------------------------------------------
Carl W. Schafer; 68             Director        Since 1998      Mr. Schafer is president of the Atlantic
66 Witherspoon Street #1100                                     Foundation (charitable foundation) (since
Princeton, NJ 08542                                             1990).

William D. White; 70            Director        Since 2001      Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972





































--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)



                       Number of
               Portfolios in Fund Complex                                      Other Directorships
                  Overseen by Director                                           Held by Director
-------------------------------------------------------------------------------------------------------------------------
Mr. Schafer is a director or trustee of 16 investment   Mr. Schafer is also a director of Labor Ready, Inc. (temporary
companies (consisting of 34 portfolios) for which       employment), Guardian Life Insurance Company Mutual
UBS Global AM or one of its affiliates serves as        Funds (consisting of 25 portfolios), the Harding, Loevner
investment advisor, sub-advisor or manager.             Funds (consisting of three portfolios), E.I.I. Realty Securities
                                                        Trust (investment company) and Frontier Oil Corporation.
                                                        None

Mr. White is a director or trustee of 16 investment companies (consisting of 34 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.








































--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers



                                                Term of                   Principal Occupation(s)
                                             Office+ and                   During Past 5 Years;
                            Position(s)        Length of                  Number of Portfolios in
    Name, Address,           Held with           Time                  Fund Complex for which person
        and Age                Fund             Served                       serves as Officer
-------------------------------------------------------------------------------------------------------------
W. Douglas Beck*;        Vice President     Since 2003       Mr. Beck is an executive director and head
37                                                           of mutual fund product management of
                                                             UBS Global AM (since 2002). From
                                                             March 1998 to November 2002, he held
                                                             various positions at Merrill Lynch, the most
                                                             recent being first vice president and
                                                             co-manager of the managed solutions
                                                             group. Mr. Beck is vice president of 19
                                                             investment companies (consisting of 75
                                                             portfolios) for which UBS Global AM or one
                                                             of its affiliates serves as investment advisor,
                                                             sub-advisor or manager.

Thomas Disbrow*;         Vice President     Since 2004       Mr. Disbrow is a director and co-head of the
38                       and Treasurer                       mutual fund finance department of UBS
                                                             Global AM. Prior to November 1999, he
                                                             was a vice president of Zweig/Glaser
                                                             Advisers. Mr. Disbrow is a vice president
                                                             and treasurer of 16 investment companies
                                                             (consisting of 34 portfolios) and assistant
                                                             treasurer of four investment companies
                                                             (consisting of 42 portfolios) for which UBS
                                                             Global AM or one of its affiliates serves as
                                                             investment advisor, sub-advisor or manager.

Mark F. Kemper**, 46     Vice President     Since 2004       Mr. Kemper is general counsel of UBS
                         and Secretary                       Global Asset Management - Americas
                                                             region (since July 2004). Mr. Kemper also is
                                                             an executive director of UBS Global Asset
                                                             Management (Americas) Inc. ("UBS Global
                                                             AM (Americas")) and was its deputy general
                                                             counsel from July 2001 to July 2004. He has
                                                             been secretary of UBS Global AM
                                                             (Americas) since 1999 and assistant
                                                             secretary of UBS Global AM (Americas) and
                                                             UBS Global Asset Management Trust
                                                             Company since 1993. Mr. Kemper is vice
                                                             president and secretary of 16 investment
                                                             companies (consisting of 34 portfolios) and
                                                             assistant secretary of four investment
                                                             companies (consisting of 42 portfolios) for
                                                             which UBS Global AM (Americas) or one of
                                                             its affiliates serves as investment advisor,
                                                             sub-advisor or manager.





--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                 Term of                   Principal Occupation(s)
                                              Office+ and                   During Past 5 Years;
                             Position(s)        Length of                  Number of Portfolios in
     Name, Address,           Held with           Time                  Fund Complex for which person
        and Age                 Fund             Served                       serves as Officer
--------------------------------------------------------------------------------------------------------------
Joanne M. Kilkeary*;      Vice President     Since 2004       Ms. Kilkeary is an associate director and a
36                        and Assistant                       senior manager of the mutual fund finance
                          Treasurer                           department of UBS Global AM. Ms. Kilkeary
                                                              is a vice president and assistant treasurer of
                                                              16 investment companies (consisting of 34
                                                              portfolios) for which UBS Global AM or one
                                                              of its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Todd Lebo*; 40            Vice President     Since 2004       Mr. Lebo is a director and an associate
                          and Assistant                       general counsel at UBS Global AM (since
                          Secretary                           2002). Prior to joining UBS Global AM he
                                                              was an executive director and associate
                                                              general counsel at Morgan Stanley (from
                                                              1997-2002). Mr. Lebo is a vice president
                                                              and assistant secretary of 16 investment
                                                              companies (consisting of 34 portfolios) for
                                                              which UBS Global AM or one of its affiliates
                                                              serves as investment advisor, sub-advisor or
                                                              manager.

Joseph T. Malone*; 36     Vice President     Since 2004       Mr. Malone is a director and co-head of the
                          and Assistant                       mutual fund finance department of UBS
                          Treasurer                           Global AM. From August 2000 through
                                                              June 2001, he was the controller at AEA
                                                              Investors Inc. From March 1998 to August
                                                              2000, Mr. Malone was a manager within
                                                              investment management services of
                                                              PricewaterhouseCoopers LLC. Mr. Malone
                                                              is vice president and assistant treasurer of
                                                              16 investment companies (consisting of 34
                                                              portfolios) and treasurer and principal
                                                              accounting officer of four investment
                                                              companies (consisting of 42 portfolios) for
                                                              which UBS Global AM or one of its affiliates
                                                              serves as investment advisor, sub-advisor or
                                                              manager.

John Penicook**, 46       Vice President     Since 2002       Mr. Penicook is a managing director and
                                                              global head of fixed income of UBS Global
                                                              AM (Americas) Inc. and UBS Global AM. Mr.
                                                              Penicook is a vice president of three
                                                              investment companies (consisting of three
                                                              portfolios) for which UBS Global AM or one
                                                              of its affiliates serves as investment advisor,
                                                              sub-advisor or manager.



--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers (concluded)

                                                 Term of                  Principal Occupation(s)
                                              Office+ and                  During Past 5 Years;
                             Position(s)        Length of                 Number of Portfolios in
     Name, Address,           Held with           Time                 Fund Complex for which person
        and Age                 Fund             Served                      serves as Officer
------------------------------------------------------------------------------------------------------------
Marianne Rossi*; 44       Vice President     Since 2004       Ms. Rossi is a managing director and head
                                                              of global high yield at UBS Global AM (since
                                                              April 2000). Prior to April 2000, she was
                                                              managing director and part of the high
                                                              yield team at Credit Suisse Asset
                                                              Management. Ms. Rossi is a vice president
                                                              of one investment company (consisting of
                                                              one portfolio) for which UBS Global AM or
                                                              one of its affiliates serves as investment
                                                              advisor, sub-advisor or manager.

Joseph A. Varnas*; 36     President          Since 2003       Mr. Varnas is a managing director (since
                                                              March 2003), global head of information
                                                              technology and operations (since March
                                                              2004) and head of product
                                                              management-Americas (since November
                                                              2002) of UBS Global AM. He was head of
                                                              technology of UBS Global AM from
                                                              November 2002 to March 2004. From 2000
                                                              to 2001, he was manager of product
                                                              development in Investment Consulting
                                                              Services at UBS Financial Services Inc. Mr.
                                                              Varnas was a senior analyst in the Global
                                                              Securities Research and Economics Group
                                                              at Merrill Lynch from 1995 to 1999. Mr.
                                                              Varnas is president of 20 investment
                                                              companies (consisting of 76 portfolios) for
                                                              which UBS Global AM or one of its affiliates
                                                              serves as investment advisor, sub-advisor or
                                                              manager.

Keith A. Weller*; 42      Vice President     Since 1998       Mr. Weller is a director and senior associate
                          and Assistant                       general counsel of UBS Global AM. Mr.
                          Secretary                           Weller is a vice president and assistant
                                                              secretary of 16 investment companies
                                                              (consisting of 34 portfolios) for which UBS
                                                              Global AM or one of its affiliates serves as
                                                              investment advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each Director who has attained the age of seventy-two
    (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the Directors and serve at the pleasure of the Board.

++ Mrs. Alexander is an "interested person" of the Fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.


--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

                 (This page has been left blank intentionally)

Directors

Richard Q. Armstrong                Meyer Feldberg
Interim Chairman
                                    Carl W. Schafer
Margo N. Alexander
                                    William D. White
David J. Beaubien

Richard R. Burt




Principal Officers

Joseph A. Varnas                  Thomas Disbrow
President                         Vice President and
                                  Treasurer
Mark F. Kemper
Vice President and                Marianne Rossi
Secretary                         Vice President

                                  W. Douglas Beck
                                  Vice President



Investment Manager
and Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.


(copyright) 2004 UBS Global Asset Management (US) Inc. All rights reserved.

                                                                   -------------
                                                                     Presorted
[UBS LOGO OMITTED]                                                    Standard
UBS Global Asset Management (US) Inc.                                US Postage
51 West 52nd Street                                                     PAID
New York, NY 10019-6114                                            Smithtown, NY
                                                                     Permit 700
                                                                   -------------


ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  Audit Fees:
          For the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $40,300 and $28,100, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements.

     (b)  Audit-Related Fees:

          In each of the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $21,618 and $25,175, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

          Fees included in the audit-related category are those associated with
          (1) the reading and providing of comments on the 2003 and 2002 semiannual financial statements, (2) review of portions of the registrant's semiannual 2002 Form N-SAR filing, (3) review of the consolidated 2003 and 2002 profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist the board members in their annual advisory/administration contract reviews, (4) compliance review for the registrant as of the fiscal year ended 2002 and (5) performance of agreed upon procedures over compliance with credit facility provisions for the fiscal years 2003 and 2002.

          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003, other than $2,500 of 2004 fees related to the reading of and provision of comments on the 2003 semiannual financial statement. However, such amount related to non-audit services provided prior to May 6, 2003, which would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above, other than $2,500 of 2004 fees related to the reading and provision of comments on the 2003 semiannual financial statement which was pre-approved.

     (c)  Tax Fees:
          In each of the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,100 and $8,910, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 except for $7,800 of 2004 fees related to various tax services provided to the Fund. However, such amount related to tax services provided prior to May 6, 2003, which would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above, other than $7,800 of 2004 fees related to various tax services provided to the registrant which were pre-approved.

     (d)  All Other Fees:
          In each of the fiscal years ended May 31, 2004 and May 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)  (1) Audit Committee Pre-Approval Policies and Procedures:
              The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12,
              2004)" (the "charter"). The charter
              contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                    The [audit ]Committee shall:

                    ...

                    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                         ---------------

                            (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                            (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

               Audit-Related Fees:
               There were no amounts, other than $2,500 of 2004 fees related to the reading and providing of comments on the 2003 semiannual financial statements, that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               There were no amounts, other than $2,500 of 2004 fees related to the reading and providing of comments on the 2003 semiannual financial statements, which were pre-approved, that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               Tax Fees:
               There were no amounts, other than $7,800 of 2004 fees related to various tax services, that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               There were no amounts, other than $7,800 of 2004 fees related to various tax services which were pre-approved, that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               All Other Fees:

               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     (f) According to E&Y, for the fiscal year ended May 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate fees billed by E&Y of $1,369,437 and $1,398,202 respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                     2004               2003
                                                     ----               ----
          Covered Services                          $36,718            $34,085
          Non-Covered Services                    1,332,719          1,364,117

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:      /s/ Joseph A. Varnas
         --------------------
         Joseph A. Varnas
         President

Date:    August 9, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Joseph A. Varnas
         --------------------
         Joseph A. Varnas
         President

Date:    August 9, 2004
         --------------

By:      /s/ Thomas Disbrow
         Thomas Disbrow
         Treasurer

Date:    August 9, 2004
         --------------